UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 5, 2026

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928	38-3148187
(Commission file number)	(I.R.S. Employer Identification No.)

32301 Woodward Avenue
Royal Oak, Michigan	48073
(Address of principal executive offices)	(Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one- thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.Regulation FD Disclosure.

On January 5, 2026, Agree Realty Corporation (the “Company”) issued a press release announcing the Company’s investment activity for 2025, investment outlook for 2026, and updates on its portfolio and its fourth quarter 2025 capital markets activity.

A copy of the press release is furnished as Exhibit 99.1 to this report. The Company also posted an updated investor presentation to its website, which is furnished as Exhibit 99.2 to this report. The press release and investor presentation can be found on the Investors section of the Company’s website at www.agreerealty.com.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.Other Events.

On January 5, 2026, the Company announced its weighted-average number of common shares outstanding for the three and twelve months ended December 31, 2025. The following table computes the Company’s weighted-average number of common shares outstanding for the periods:

	Three Months Ended	Year Ended
	December 31, 2025	December 31, 2025
Weighted average number of common shares outstanding	114,948,362	110,976,092
Less: Unvested restricted shares	(252,717)	(252,717)
Weighted average number of common shares outstanding used in basic earnings per share	114,695,645	110,723,375

Weighted average number of common shares outstanding used in basic earnings per share	114,695,645	110,723,375
Effect of dilutive securities:
Share-based compensation	259,414	260,567
ATM Forward Equity Offerings	—	148,228
October 2024 Forward Equity Offering	43,198	67,361
April 2025 Forward Equity Offering	—	1,114
Weighted average number of common shares outstanding used in diluted earnings per share	114,998,257	111,200,645

Operating Partnership Units ("OP Units")	347,619	347,619
Weighted average number of common shares and OP Units outstanding used in diluted earnings per share	115,345,876	111,548,264

To account for the potential dilution resulting from the forward equity offerings on earnings per share calculations, the Company used the treasury stock method to determine the dilution during the period of time prior to settlement. The impact of the offerings on the Company’s weighted-average diluted shares for the three months ended December 31, 2025 was 43,198 weighted-average incremental shares. The impact of the offerings on the Company’s weighted-average diluted shares for the twelve months ended December 31, 2025 was 216,703 weighted-average incremental shares.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit	Description
99.1	Press release, dated January 5, 2026, entitled “Agree Realty Announces 2025 Investment Activity & 2026 Investment Outlook”.
99.2	January 2026 Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

	By:	/s/ Peter Coughenour
Name: Peter Coughenour
Title: Chief Financial Officer and Secretary

Date: January 5, 2026